UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 10, 2006

Yarraman Winery, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-28865	88- 0373061
(Commission File Number)	(IRS Employer Identification No.)

700 Yarraman Road
Wybong
Upper Hunter Valley
New South Wales, Australia 2333

(Address of principal executive offices and zip code)

(61) 2 6547-8118

 (Registrant’s telephone number including area code)

6767 W. Tropicana Avenue
Suite 207
Las Vegas, Nevada 89103-4754

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

Effective April 10, 2006, Mr. Michael Fraser resigned as a director of Yarraman Winery, Inc. (the “Company”).

There were no disagreements between Mr. Fraser and the Company on any matter relating to the Company’s operations, policies or practices, which resulted in his resignation. Mr. Fraser was a member of the Company’s Compensation Committee at the time of his resignation. The Board of Directors of the Company is currently considering people to appoint as a new director to fill the vacancy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YARRAMAN WINERY, INC.

Date: April 10, 2006	By:	/s/ Andrew Lyon
Name: Andrew Lyon
Title: Chief Executive Officer